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--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                            OHIO NATIONAL FUND, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            OHIO NATIONAL FUND, INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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--------------------------------------------------------------------------------

                                                           One Financial Way
                                                           Cincinnati, Ohio
                                                           45242

                                                           Post Office Box 237
                                                           Cincinnati, Ohio
                                                           45201-0237
                                                           Telephone:
Ohio National Fund(SM)                                     513-794-6100

February 20, 2002

Dear Ohio National Variable Contract Owner:

Enclosed are information and voting instructions from your Ohio National Fund Board of Directors regarding a special shareholders meeting on March 27, 2002, to seek your approval of a new subadvisory agreement for the Aggressive Growth portfolio.

On October 3, 2001, Thomas Bailey, chairman, president and chief executive officer of the Aggressive Growth portfolio's subadviser, Janus Capital Corporation, exercised his rights to sell his remaining 6.2% ownership interest in Janus to its parent, Stilwell Financial Inc. That transaction closed on November 9, 2001. Certain management rights of Mr. Bailey's will end on or about March 28, 2002. Under applicable law, these events could be considered a change of control of Janus. Because of this, we need to enter into a new subadvisory agreement with Janus. The new agreement will be identical to the current one. There will be no change in the portfolio's management or fees.

Your Board of Directors believes that approval of the proposal is in your best interests. We recommend that you vote FOR the proposal.

Although you are not a Fund shareholder, it is your right to instruct us how to vote the Aggressive Growth portfolio shares attributed to your variable contract. If you have any questions, you may contact our corporate secretary, Ronald Benedict, at 1-800-366-6654.

Please complete, sign and return the voting instructions promptly in the envelope provided. No postage is needed if you mail it in the United States. Your instructions are important! As always, we thank you for your confidence and support.

Sincerely,

/s/ John J. Palmer
John J. Palmer
President

[OHIO NATIONAL FINANCIAL SERVICES LOGO]

                            OHIO NATIONAL FUND, INC.
                               One Financial Way
                             Montgomery, Ohio 45242

                            ------------------------

                          AGGRESSIVE GROWTH PORTFOLIO

                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS

                                 MARCH 27, 2002

     A special meeting of the shareholders of the Aggressive Growth Portfolio of Ohio National Fund, Inc. will be held at the Fund's office at One Financial Way in Montgomery, Ohio. The meeting will begin at 10:00 a.m. eastern time on March 27, 2002. The reason for the meeting is for you to act on the proposed new subadvisory agreement with Janus Capital Corporation and to transact any other business that may properly come before the meeting.

     You are entitled to receive this notice and to vote at the special meeting if you were a shareholder of record of the Aggressive Growth portfolio at the close of business on February 1, 2002.


     FOR THE REASONS GIVEN IN THE ATTACHED PROXY STATEMENT, WE (THE FUND'S BOARD OF DIRECTORS) RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.


                                        /S/ RONALD L. BENEDICT
                                        Ronald L. Benedict
                                        Secretary

February 20, 2002

                            OHIO NATIONAL FUND, INC.
                               ONE FINANCIAL WAY
                             MONTGOMERY, OHIO 45242

                                PROXY STATEMENT

                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                          AGGRESSIVE GROWTH PORTFOLIO

                                 MARCH 27, 2002


     We, the Board of Directors of Ohio National Fund, Inc. (the "Fund"), are soliciting proxies for a special meeting of the shareholders of the Aggressive Growth portfolio. The meeting will be held at 10:00 a.m. eastern time on March 27, 2002. We are sending you this proxy statement and its enclosures if you are a shareholder of the Aggressive Growth portfolio or if you have a variable contract with values allocated to the portfolio. We are mailing the statement on or about February 20, 2002. Each shareholder of record as of the close of business on February 1, 2002 is entitled to one vote for each share owned at that time.


     You may revoke your proxy before the meeting by giving written notice to the Secretary of the Fund or by appearing in person at the meeting and notifying the Secretary that you intend to revoke your proxy. Your latest proxy revokes any earlier ones. All proxies that are properly signed and received in time and not revoked will be voted as marked. If you sign and return a proxy but do not show how you want to vote, we will vote it in favor of the proposals. We will vote the interests of any variable contract owners from whom we receive no voting instructions in proportion with the instructions that we do receive before the meeting.


     The subadviser, Janus Capital Corporation ("Janus"), will reimburse the Fund and Ohio National Investments, Inc. (the "Adviser") for all of the expenses of printing, mailing and legal costs for this proxy solicitation. Employees of the Fund and the Adviser will not get any extra compensation for soliciting proxies.


     As of February 1, 2002, 100% of the issued and outstanding shares of the Aggressive Growth portfolio were owned of record by The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") (together called "Ohio National Life"). These shares were allocated to Ohio National Life's separate accounts as follows:


ONLI Variable Account A..............................    1,175,296
ONLI Variable Account B..............................      215,914
ONLI Variable Account C..............................    1,019,814
ONLI Variable Account D..............................       65,858
ONLAC Variable Account R.............................      506,977
                                                         ---------
     Total Shares....................................    2,983,859


     EACH SHARE IS ENTITLED TO ONE VOTE. FOR FREE COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL FINANCIAL REPORTS, CONTACT DENNIS R. TANEY (TREASURER) AT ONE FINANCIAL WAY, MONTGOMERY, OHIO 45242. TELEPHONE 877-781-6392.

                              SUMMARY OF PROPOSAL

     We have approved a new Subadvisory Agreement between the Adviser and Janus and we are now asking you to approve the new agreement.

     A majority vote of the eligible shareholders of the Aggressive Growth portfolio is required for the new agreement to be approved. Under the Investment Company Act of 1940 (the "1940 Act"), a majority vote requires at least:

        - 67% of the shares represented at a meeting (by proxy or in person) where more than half of the outstanding shares are represented, or

        - More than half of all the outstanding shares.

     You may vote for or against the proposal, or you may abstain. Since a majority vote is based on the percent of votes "for" the proposal, a vote to abstain has the same effect as a vote against it.

WE RECOMMEND THAT YOU APPROVE THE NEW SUBADVISORY AGREEMENT.

                          INVESTMENT ADVISORY SERVICES

     The Adviser is a wholly-owned subsidiary of ONLI. Under the Investment Advisory Agreement between the Adviser and the Fund, the Adviser regularly recommends an investment program consistent with the Fund's investment policies. Once the Board of Directors approves an investment program, the Adviser implements the program by placing orders for the purchase and sale of securities. The Adviser also provides the Fund with office space, necessary clerical personnel (other than those provided by agreements between the Fund and Firstar Bank, N.A. (Cincinnati, Ohio), which serves as custodian, and U.S. Bancorp Fund Services, LLC (Milwaukee, Wisconsin) which serves as transfer agent and servicing agent for the Fund), and services of executive and administrative personnel. The Fund does not have a principal underwriter. The Fund does not have a primary Administrator, although Firstar Bank, N.A. and U.S. Bancorp Fund Services provide the administrative or business management services indicated above.


     Under a Service Agreement among the Fund, the Adviser and ONLI, ONLI has agreed to furnish the Adviser, at cost, the research facilities, services and personnel the Adviser may need to perform it duties under the Investment Advisory Agreement. The Adviser has agreed to reimburse ONLI for its expenses in this regard. The Fund has not paid to the Adviser, or to any of its affiliates, any compensation for services other than under the Investment Advisory Agreement during the last fiscal year. The Adviser is a wholly-owned subsidiary of ONLI. ONLI's ultimate parent is Ohio National Mutual Holdings, Inc., a mutual insurance holding company owned by ONLI's policyholders. The address of the Adviser, ONLI, the Fund and Ohio National Mutual Holdings, Inc. is One Financial Way, Montgomery, Ohio 45242.


     The president of the Adviser is Christopher A. Carlson. The Adviser's directors are Mr. Carlson, Michael A. Boedeker, David B. O'Maley, John J. Palmer and Michael D. Stohler. Messrs. Carlson, Boedeker and Stohler are principally employed as investment officers of ONLI. Messrs. Carlson and Boedeker are also vice presidents of the Fund. Mr. O'Maley is Chairman, President and Chief Executive Officer of the Adviser's parent, ONLI. Mr. Palmer is President of the Fund and Executive Vice President, Strategic Initiatives, of ONLI. The Adviser's secretary, Ronald L. Benedict, is also the secretary and a director of the Fund. He is principally employed as legal counsel to ONLI and its affiliates. The business address of each of these individuals is One Financial Way, Montgomery, Ohio 45242.

     The Investment Advisory Agreement and Service Agreement were both entered into as of May 1, 1996. As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid. For the Aggressive Growth portfolio, that fee is at the annual rate of 0.80% of the portfolio's average daily net assets. During 2001, the Adviser received $147,379 in fees from the Fund.

     Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers subject to the approval of the Fund's Board of Directors. The Adviser has entered into a Sub-Advisory Agreement with Janus to manage the investment and reinvestment of the Aggressive Growth portfolio's assets, subject to supervision by the Adviser. As compensation for their sub-advisory services the Adviser pays Janus a fee at the annual rate of 0.55% of the first $100 million, 0.50% of the next $400 million, and 0.45% of average daily net assets in excess of $500 million of the Aggressive Growth portfolio. During 2001, the Adviser paid Janus $101,254 in sub-advisory fees.

     The Board of Directors initially voted to approve the current Sub-Advisory Agreement on November 19, 1999. The shareholders of the Aggressive Growth portfolio voted to approve the Agreement on March 1, 2000.

                                     JANUS

     Janus has been the sub-adviser for the Aggressive Growth portfolio since January, 2000. Janus is a Colorado corporation organized in 1978 (formerly Bailey & Griffiths, Ltd.). It is located at 100 Fillmore Street, Denver, Colorado 80206. Janus is also the investment adviser to other investment companies which, like the Aggressive Growth portfolio, have investment objectives of seeking long-term growth of capital or capital appreciation. Those funds are listed in Exhibit B.

     The directors of Janus are Thomas Bailey, Helen Young Hayes, Michael Herman, Thomas McDonnell, Landon Rowland and Michael Stolper. Their addresses and principal occupations are:

DIRECTOR                                 ADDRESS                           PRINCIPAL OCCUPATION
--------                                 -------                           --------------------
Thomas Bailey             100 Fillmore Street                    Director, president, chairman and chief
                          Denver, CO 80206                       executive officer of Janus

Helen Young Hayes         100 Fillmore Street                    Director and vice president of Janus;
                          Denver, CO 80206                       executive vice president and portfolio
                                                                 manager of Janus Overseas Fund, Janus
                                                                 Worldwide Fund, Janus Aspen
                                                                 International Growth Portfolio, Janus
                                                                 Aspen Worldwide Growth Portfolio, Janus
                                                                 Adviser International Fund and Janus
                                                                 Adviser Worldwide Fund

Michael Herman            6201 Ward Parkway                      Private investor
                          Kansas City, MO 64113

Thomas McDonnell          DST Systems, Inc.                      President and chief executive officer of
                          333 West 11th Street, 5th Floor        DST Systems, Inc.
                          Kansas City, MO 64105

Landon Rowland            Stilwell Financial Inc.                Chairman, president and chief executive
                                                                 officer of Stilwell Financial Inc.

Michael Stolper           Stolper & Co., Inc.                    President of Stolper & Co., Inc. (an
                          One American Plaza                     investment firm)
                          600 West Broadway, Suite 1010
                          San Diego, CA 92101

                              BROKERAGE ALLOCATION

     Under the Sub-advisory Agreement, Janus is authorized to select the brokers and dealers to execute transactions for the Aggressive Growth Portfolio. It is the policy of Janus to seek "best execution" on each trade. The Fund's Board, subject to its guidelines and review, has authorized Janus to place transactions through DST Securities, Inc. which is an affiliated broker because it is owned by a subsidiary of Stilwell, Janus' parent. Janus did not place any trades through its affiliated broker during 2001.

                          REASON FOR SHAREHOLDER VOTE

     Immediately prior to the transaction described below, Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, Missouri 64108, owned 91.6% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business. On October 3, 2001, Thomas Bailey, chairman, president and chief executive officer of Janus, exercised certain rights under a stock purchase agreement dated April 13, 1984 with Stilwell to sell his remaining 6.2% stake in Janus to Stilwell. Under the terms of the stock purchase agreement, Mr. Bailey is entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercises those rights before December 31, 2001. At December 31, 2000, the price per share of Janus stock was $1,005. Stilwell and Mr. Bailey closed the transaction on November 9, 2001 for a total purchase price of $603,320,333 (including applicable interest). Stilwell now owns approximately 98% of the outstanding voting shares of Janus. In an earlier transaction, Mr. Bailey sold an approximately 6% stake in Janus to Stilwell. That sale closed on May 1, 2001. The value of such sale was approximately $610,000,000 (including applicable interest).

     Under the stock purchase agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus' board of directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contractual rights will terminate on or about March 28, 2002. After that date, it is anticipated that the operation of Janus and day-to-day sub-advisory services it provides to the Aggressive Growth portfolio will remain largely unchanged. In particular, Janus has advised the Fund that both Mr. Bailey and Stilwell intend that Mr. Bailey will maintain his position as chief executive officer of Janus and his seat on the Janus board of directors for the foreseeable future.

     OUR BOARD OF DIRECTORS VOTED UNANIMOUSLY TO APPROVE A NEW SUB-ADVISORY AGREEMENT THAT IS IDENTICAL TO THE CURRENT SUB-ADVISORY AGREEMENT IN EVERY RESPECT EXCEPT FOR ITS EFFECTIVE DATE. If approved by the Aggressive Growth portfolio's shareholders, the new Subadvisory Agreement will take effect on the date Mr. Bailey's contractual management rights terminate (expected to be on or about March 28, 2002). A copy of the new Sub-advisory Agreement is attached to this proxy statement as Exhibit A.

     Janus has managed the investments of the Aggressive Growth portfolio since January 2000. There will be no change in the portfolio's management, operations or fees as a result of the new Agreement.

     Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the investment advisory contracts. The 1940 Act provides a rebuttable presumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, Janus has advised the Fund's Board that it does not believe that consummation of the transaction between Mr. Bailey and Stilwell will cause an assignment of the current Sub-advisory Agreement. Janus has, however, carefully considered Mr. Bailey's involvement in its development since its inception and his significant involvement in management decisions at Janus. To avoid any uncertainty about the status of the current Sub-advisory Agreement, Janus believes, and the Fund's Board agrees, that it is prudent and in the best interest of the Fund to obtain shareholder approval of the new Sub-advisory Agreement.

     If approved by the shareholders, the new Sub-advisory Agreement will take effect on March 28, 2002. If the shareholders do not approve the new Sub-advisory Agreement, the Adviser would need to take over management of the portfolio. In that event we would likely consider finding another sub-adviser. If Mr. Bailey's contractual management rights should expire before the shareholders meet, the Adviser and Janus would enter into an interim sub-advisory agreement for the Aggressive Growth portfolio pursuant to Rule 15a-4 under the 1940 Act. That interim agreement would be identical to the current and proposed new Sub-advisory Agreements except that it would include additional provisions required by the Rule. Those additional provisions include a maximum term of 150 days, a provision that the Fund directors or a majority of the portfolio's shareholders may terminate the agreement on not more than 10 days' written notice, and a provision that the sub-advisory fees earned by Janus thereunder be held in an interest-bearing escrow account until the shareholders act on the new Sub-advisory Agreement.

     Being satisfied with the services rendered by Janus under the current Sub-advisory Agreement, WE RECOMMEND THAT YOU VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT.

                           THE SUB-ADVISORY AGREEMENT

     As indicated above, the new Sub-advisory Agreement is identical in every respect to the current agreement except for its effective date. Under the Sub-advisory Agreement, Janus exercises its full discretion to buy, sell and otherwise deal in securities and other investments for the Aggressive Growth portfolio. The agreement requires Janus to provide all its services thereunder in accordance with the investment objectives, policies and restrictions of the 1940 Act and the portfolio. All the activities of Janus on behalf of the portfolio are subject to the due diligence oversight and direction of the Adviser. Subject to the Adviser's supervision, Janus has sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of portfolio transactions and, when applicable, to negotiate commissions for those transactions. Janus must give the Adviser and the Fund Board such reports concerning the portfolio as we may reasonably require.

     The Sub-advisory Agreement will continue in force from year to year if it is approved at least annually by (a) a majority of the Fund's directors who are not parties to the agreement or interested persons of any such party, with votes cast in person at a meeting called for the purpose of voting on such continuance, and also by (b) a majority of the Board of Directors or by a majority of the outstanding voting securities of the portfolio. The Sub-advisory Agreement may be terminated at any time, without the payment of any penalty, if we give 60 days' written notice to the Adviser or by a vote of the majority of the Board of Directors or by a majority vote of the portfolio's outstanding voting securities. The Sub-advisory Agreement may be terminated, without penalty, by the Adviser or by Janus on 90 days' written notice to the Fund and the other party. The agreement will terminate automatically if it is assigned as defined in the 1940 Act.

                           DIRECTORS' CONSIDERATIONS

     On November 7, 2001, the Fund's Board of Directors met for the purpose (among others) of considering the approval of the new Sub-advisory Agreement. The Board reviewed and discussed with Fund management information from Janus describing the contemplated transaction between Thomas Bailey and Stilwell. That information, including a draft of a letter from legal counsel for Janus, concluded that the sale of Mr. Bailey's remaining Janus stock to Stilwell would not constitute a change of control of Janus. However, Fund management reported that it had been advised by Janus that the termination of certain of Mr. Bailey's management rights under his stock purchase agreement might be considered a change of control which would have the effect of terminating the current Sub-advisory Agreement.

     Following discussion of the scope and quality of services provided by Janus under the current Sub-advisory Agreement and other relevant factors, the sub-advisory fees, and other information that had earlier been provided by Janus when the Board had considered the continuation of the Sub-advisory Agreement on August 23, 2001, the Directors voted unanimously to approve a new Sub-advisory Agreement identical in every respect to the current Sub-advisory Agreement except for its date of execution. The Directors also agreed, by unanimous vote, to recommend that the shareholders approve the new Sub-advisory Agreement.

                             SHAREHOLDERS PROPOSALS

     The Fund is incorporated under Maryland law which does not require mutual funds to hold annual shareholders meetings. We generally intend to hold a meeting every three years to elect directors. We hold special meetings whenever necessary. Shareholders may have included in the proxy statement for the next shareholders meeting certain proposals for shareholder action to be introduced at the meeting. We must receive notice of any shareholder proposal at least 120 days before the next meeting for the proposal to be included in the proxy solicitation materials for that meeting.

                                                                       EXHIBIT A

                             SUB-ADVISORY AGREEMENT

     This Agreement is made as of the twenty-eighth day of March, 2002 by and between OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and JANUS CAPITAL CORPORATION, a Colorado corporation (the "Sub-Adviser").

     WHEREAS, OHIO NATIONAL FUND, INC. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

     WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

     WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to that portion of the assets of the Fund designated as the AGGRESSIVE GROWTH PORTFOLIO ("Portfolio") of the Fund on the terms and conditions set forth below;

     NOW, THEREFORE, IT IS HEREBY AGREED as follows:

Section 1. Investment Advisory Services

     (a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary and exclusive basis the cash, securities and other assets of the Portfolio. The Fund is the owner of all cash, securities and other assets in the Portfolio, and there are no restrictions on the pledge, hypothecation, transfer or sale of such cash, securities or assets. To enable the Sub-Adviser to exercise fully its discretion hereunder, the Adviser hereby appoints the Sub-Adviser as agent and attorney-in-fact for the Portfolio with full authority to buy, sell and otherwise deal in securities and other intangible investments and contracts relating to the same for the Portfolio.

     (b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus"). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

     (c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. The Sub-Adviser is authorized, subject to the supervision of the Adviser and the Board of Directors of the Fund, to place orders for the purchase and sale of the Portfolio's investments with or through such persons, brokers or dealers, including the Sub-Adviser or affiliates thereof, and to negotiate commissions to be paid on such transactions in accordance with the Fund's policy with respect to brokerage as set forth in the Statement of Additional Information. The Sub-Adviser may, on behalf of the Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Sub-Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Sub-Adviser's overall responsibilities with respect to the Portfolio and the accounts as to which the Sub-Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Sub-Adviser, the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. It is recognized that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients. The Adviser shall provide such assistance in setting up brokerage or other accounts as the Sub-Adviser may reasonably request.

     (d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for such Portfolio as set forth in the Prospectus; and (3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

     (e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio's custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio's custodian.

     (f) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Portfolio including, without limitation, the books and records required by Subsections (b)(1), (5), (6), (7), (9), (10) and (11) and Subsection (f) of Rule 31a-1 under the 1940 Act and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services hereunder needed by the Adviser to keep such other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act, and agrees that such books and records shall remain the sole property of the Fund and shall be immediately surrendered to the Fund upon request. The Sub-Adviser further agrees that all books and records maintained hereunder shall be made available to the Fund or the Adviser at any time upon reasonable request, including telecopy at the Adviser's expense without unreasonable delay, during any business day.

     (g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require, other than proprietary information and provided that the Sub-Adviser shall not be responsible for portfolio accounting nor shall it be required to generate information derived from Portfolio accounting data.

     (h) The Sub-Adviser shall be responsible for the preparation and filing of
Schedule 13G and Form 13F on behalf of the Portfolio. The Sub-Adviser shall not be responsible for the preparation or filing of any reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

     (i) The Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions, including without limitation, the 90%-source test, for which the Sub-Adviser determines it has not been provided sufficient information in accordance with Section 8 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Adviser.

     (j) The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law.

Section 2. Expenses

     (a) Except as otherwise stated in this Agreement, the Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

     (b) The Fund shall bear all expenses of the Portfolio's organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the
Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio's existence.

Section 3. Use of Services of Others

     The Sub-Adviser may (at its expense except as set forth in Sections 1(c) and 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

Section 4. Sub-Advisory Fees

     In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to a sub-advisory fee, payable monthly, at the annual rate of 0.55% of the first one hundred million dollars ($100,000,000) of the average daily net assets of the Portfolio during the month preceding each payment, 0.50% of the next four hundred million dollars ($400,000,000), and 0.45% of the average daily net assets of the Portfolio in excess of five hundred million dollars ($500,000,000) (the "Sub-Advisory Fee") during such period. The Sub-Advisory Fee shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fee.

Section 5. Limitation of Liability of Sub-Adviser

     (a) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, the Sub-Adviser shall not be subject to any liability to the Fund, the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind, including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation").

     (b) In the event the Sub-Adviser is assessed any taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly and severally will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

Section 6. Services to Other Clients and the Fund

     (a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

     (b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser may, but shall be under no obligation, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     (c) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will comply with all applicable rules and regulations of the Securities and Exchange Commission.

Section 7. Proxies

     Unless the Adviser instructs the Sub-Adviser otherwise in writing, the Sub-Adviser will vote proxies for securities held by the Fund in accordance with the Sub-Adviser's policies for proxy voting. The Sub-Adviser is authorized to instruct the custodian to forward to the Sub-Adviser copies of all proxies and shareholder communications relating to securities held by the Portfolio (other than materials relating to legal proceedings). The Adviser agrees that the Sub-Adviser will not be liable for failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis.

Section 8. Reports to the Sub-Adviser

     (a) The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement. The Adviser shall forward to the Sub-Adviser drafts of all amendments to the Fund's registration statement that are related to the Portfolio, and the Adviser shall afford the Sub-Adviser an opportunity to comment thereon prior to filing with the Securities and Exchange Commission.

Section 9. Term of Agreement

     Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect until approved by a majority vote of the voting securities of the Portfolio, at a meeting to take place not more than one year after the effective date of the Fund's registration statement relating to the Portfolio. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

Section 10. Termination of Agreement; Assignment

     (a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

     (b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

     (c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

Section 11. Notices

     (a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the portfolio manager of the Janus Olympus Fund or the Portfolio; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; or
(3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio.

     (b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

     If to the Adviser:



     Ohio National Investments, Inc.
     P.O. Box 237
     Cincinnati, Ohio 45201
     Fax No. (513) 794-4506



     With a copy to:



     Ronald L. Benedict, Secretary
     Ohio National Investments, Inc.
     P.O. Box 237
     Cincinnati, Ohio 45201

    If to the Sub-Adviser:



    Janus Capital Corporation
    100 Fillmore Street
    Denver, Colorado 80206
    Attention: General Counsel
    Fax No. (303) 394-7714

Section 12. Governing Law

     This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

Section 13. Applicable Provisions of Law

     The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

Section 14. Counterparts

     This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

Section 15. Representations and Warranties of Sub-Adviser

     The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

     (a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

     (b) The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of Colorado with the power to own and possess its assets and carry on its business as it is now being conducted;

     (c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

     (d) This Agreement is a valid and binding agreement of the Sub-Adviser;

     (e) A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     (f) The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

Section 16. Representations and Warranties of Adviser.

     The Adviser represents and warrants to the Sub-Adviser as follows:

          (a) The Adviser is registered as an investment adviser under the Advisers Act;

          (b) The Fund has filed a Notice of Eligibility under Rule 4.5 of the CEA, with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

          (c) The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

          (d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (e) This Agreement is a valid and binding agreement of the Adviser;

          (f) A true and complete copy of the Form ADV of the Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Sub-Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (g) The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement.

          (h) The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time.

Section 17. Survival of Representations and Warranties: Duty to Update
Information

     All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 15 and 16 hereof shall survive for the duration of this Agreement and the Parties hereto shall immediately notify, but in no event later than five (5) business days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true. In addition, the Sub-Adviser will deliver to the Adviser and the Fund copies of any amendments, supplements or updates to any of the information provided to the Adviser and attached as exhibits hereto within fifteen (15) days after becoming available.

Section 18. Confidentiality

     Subject to the duties of the Adviser, the Fund and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

     The Adviser will not, directly or indirectly, and will not permit its affiliates, employees, officers, directors, agents, contractors, or the Portfolio to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of the Sub-Adviser, except as necessary for the performance of its duties under this Agreement or the Investment Advisory Agreement, or as required by law upon prior written notice to the Sub-Adviser. The Sub-Adviser is the sole owner of the name and mark "Janus." The Adviser shall not, and shall not permit the Portfolio to, without prior written consent of the Sub-Adviser, use the name or mark "Janus" or make representations regarding the Sub-Adviser or its affiliates. Upon termination of this Agreement for any reason, the Sub-Adviser shall immediately cease, and the Adviser shall cause the Portfolio to immediately cease, all use of the Janus name or any Janus mark.

Section 19. Non-Exclusivity

     Adviser acknowledges and agrees that this Agreement and the arrangements described herein are intended to be non-exclusive and that Sub-Adviser is free to enter into similar agreements and arrangements with other entities.

     IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

                                          OHIO NATIONAL INVESTMENTS, INC.

                                          By:
                                          --------------------------------------
                                            Christopher A. Carlson, President

                                          JANUS CAPITAL CORPORATION

                                          By:
                                          --------------------------------------
                                            Bonnie M. Howe, Vice President

Accepted and Agreed:
OHIO NATIONAL FUND, INC.
By:
----------------------------------------------------
    John J. Palmer, President

                                                                       EXHIBIT B

                             FUNDS MANAGED BY JANUS

     Janus manages the following funds seeking long-term growth of capital or long-term capital appreciation:

                                                 NET ASSETS (MILLIONS)          ADVISORY FEE (% OF
                 NAME OF FUND                      AS OF 12/31/2001          AVERAGE DAILY NET ASSETS)
                 ------------                    ---------------------       -------------------------
*AAL Variable Product Series Fund, Inc. --             $     8.3          0.55% first $100 million
AAL Aggressive Growth Portfolio                                           0.50% next $400 million
                                                                          0.45% over $500 million

*The AAL Mutual Funds --                               $    46.9          0.55% first $100 million
AAL Aggressive Growth Fund                                                0.50% next $400 million
                                                                          0.45% over $500 million

*American Skandia Trust --                             $   588.4          0.50%
AST Janus Overseas Growth Portfolio

*American Skandia Trust --                             $    71.8          0.55% first $100 million
AST Janus Mid-Cap Growth Portfolio                                        0.50% next $400 million
                                                                          0.45% next $1.5 billion
                                                                          0.40% next $3 billion
                                                                          0.375% next $5 billion
                                                                          0.35% over $10 billion

*American Skandia Trust --                             $    45.2          0.55% first $100 million
AST Janus Strategic Value Portfolio                                       0.50% next $400 million
                                                                          0.45% next $1.5 billion
                                                                          0.40% next $3 billion
                                                                          0.375% next $5 billion
                                                                          0.35% over $10 billion

*American Skandia Advisor Funds, Inc. --               $ 1,123.2          0.50% first $500 million
ASAF Janus Capital Growth Fund                                            0.45% next $500 million
                                                                          0.40% next $4 billion
                                                                          0.35% over $5 billion

*American Skandia Advisor Funds, Inc. --               $   264.4          0.50%
ASAF Janus Overseas Growth Fund

*American Skandia Advisor Funds, Inc. --               $    23.3          0.55% first $100 million
ASAF Janus Mid Cap Growth Fund                                            0.50% next $400 million
                                                                          0.45% next $1.5 billion
                                                                          0.40% next $3 billion
                                                                          0.375% next $5 billion
                                                                          0.35% over $10 billion

*The GCG Trust --                                      $ 1,101.3          0.55% first $100 million
Growth Portfolio                                                          0.50% next $400 million
                                                                          0.45% next $500 million
                                                                          0.425% next $2 billion
                                                                          0.40% over $3 billion

*The GCG Trust --                                      $    25.5          0.55% first $100 million
Special Situations Portfolio                                              0.50% next $400 million
                                                                          0.45% over $500 million

                                                 NET ASSETS (MILLIONS)          ADVISORY FEE (% OF
                 NAME OF FUND                      AS OF 12/31/2001          AVERAGE DAILY NET ASSETS)
                 ------------                    ---------------------       -------------------------
*(1) Idex Mutual Funds --                              $   181.0          0.50% first $750 million
IDEX Janus Capital Appreciation Fund                                      0.45% next $250 million
                                                                          0.425% over $1 billion

Janus Core Equity Fund                                 $   816.7          0.65%

Janus Enterprise Fund                                  $ 3,209.2          0.65%

Janus Global Life Sciences Fund                        $ 2,418.0          0.65%

Janus Global Technology Fund                           $ 2,518.4          0.65%

Janus Global Value Fund                                $    96.4          0.65%

Janus Mercury Fund                                     $ 8,437.7          0.65%

Janus Olympus Fund                                     $   343.4          0.65%

Janus Orion Fund                                       $   688.4          0.65%

Janus Overseas Fund                                    $ 5,278.5          0.65%

Janus Special Situations Fund                          $ 1,037.7          0.65%

Janus Strategic Value Fund                             $ 2,079.2          0.65%

Janus Twenty Fund                                      $15,082.3          0.65%

Janus Venture Fund                                     $ 1,174.9          0.65%

Janus Aspen Aggressive Growth Portfolio                $ 2,293.1          0.65%

Janus Aspen Capital Appreciation Portfolio             $ 1,275.6          0.65%

(2) Janus Aspen Core Equity Portfolio                  $    13.6          0.65%

(2) Janus Aspen Global Life Sciences Portfolio         $    50.2          0.65%

(2) Janus Aspen Global Technology Portfolio            $   296.7          0.65%

(2) Janus Aspen Global Value Fund                      $     2.1          0.65%

Janus Aspen International Growth Fund                  $ 1,454.6          0.65%

(2) Janus Aspen Strategic Value Portfolio              $    20.5          0.65%

(3) Janus Adviser Aggressive Growth Fund               $   326.1          0.65%

(3) Janus Adviser Capital Appreciation Fund            $   600.7          0.65%

(3) Janus Adviser Core Equity Fund                     $    12.9          0.65%

(4) Janus Adviser Global Value Fund                    $     2.2          0.65%

(3) Janus Adviser International Fund                   $   565.9          0.65%

(4) Janus Adviser Strategic Value Fund                 $     5.1          0.65%

*JNL Series Trust --                                   $   447.5          0.55% first $100 million
JNL/Janus Aggressive Growth Series                                        0.50% next $400 million
                                                                          0.45% over $500 million

*JNL Series Trust --                                   $   260.0          0.55% first $100 million
JNL/Janus Capital Growth Series                                           0.50% next $400 million
                                                                          0.45% over $500 million

                                                 NET ASSETS (MILLIONS)          ADVISORY FEE (% OF
                 NAME OF FUND                      AS OF 12/31/2001          AVERAGE DAILY NET ASSETS)
                 ------------                    ---------------------       -------------------------
*John Hancock Variable Series Trust I --               $   246.4          0.55% first $100 million
Mid Cap Growth Fund                                                       0.50% next $400 million
                                                                          0.45% over $500 million

*Manufacturers Investment Trust --                     $   131.9          0.55% first $100 million
Dynamic Growth Trust                                                      0.50% next $400 million
                                                                          0.45% over $500 million

*MassMutual Institutional Funds --                     $   150.8          0.55% first $100 million
MassMutual Aggressive Growth Fund                                         0.50% next $400 million
                                                                          0.45% over $500 million

*Metropolitan Series Fund, Inc. --                     $ 1,079.0          0.55% first $100 million
Janus Mid Cap Portfolio                                                   0.50% next $400 million
                                                                          0.45% over $500 million

*Met Investors Series Trust --                         $    15.1          0.55% first $100 million
Janus Aggressive Growth Portfolio                                         0.50% next $400 million
                                                                          0.45% over $500 million

*Ohio National Fund, Inc. --
Aggressive Growth Portfolio                            $    17.0          0.55% first $100 million
                                                                          0.50% next $100 million
                                                                          0.45% over $500 million

*Pacific Select Fund --
Growth LT Portfolio                                    $ 2,281.9          0.55% first $100 million
                                                                          0.50% next $100 million
                                                                          0.45% over $500 million

*Pacific Select Fund --
Focused 30 Portfolio                                   $    58.2          0.55% first $100 million
                                                                          0.50% next $400 million
                                                                          0.45% over $500 million

*Pacific Select Fund --
Strategic Value Portfolio                              $    86.3          0.55% first $100 million
                                                                          0.50% next $400 million
                                                                          0.45% over $500 million

*The Phoenix Edge Series Fund --
Phoenix-Janus Core Equity Series                       $    20.6          0.55% first $100 million
                                                                          0.50% next $400 million
                                                                          0.45% over $500 million

*The Travelers Series Trust --
Capital Appreciation Fund                              $ 1,302.9          0.55% first $100 million
                                                                          0.50% next $400 million
                                                                          0.45% over $500 million

*WM Group of Funds --
Growth Fund                                            $   626.1          0.55% first $25 million
                                                                          0.50% next $475 million
                                                                          0.45% over $500 million

                                                 NET ASSETS (MILLIONS)          ADVISORY FEE (% OF
                 NAME OF FUND                      AS OF 12/31/2001          AVERAGE DAILY NET ASSETS)
                 ------------                    ---------------------       -------------------------
*WM Variable Trust --
Growth Fund                                            $   167.5          0.55% first $25 million
                                                                          0.50% next $475 million
                                                                          0.45% over $500 million

---------------

  * Sub-advisory fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

(1) For purposes of an expense limit, Janus has agreed to waive a portion of its sub-advisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.

(2) Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).

(3) Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

(4) Until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002), provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

                              VOTING INSTRUCTIONS

                            OHIO NATIONAL FUND, INC.

I (we) acknowledge receipt of a copy of the Notice of Shareholders' Meeting, Proxy Statement and annual report. I (we) instruct Ohio National Life to vote the Ohio National Fund, Inc., shares attributable to my (our) variable contract at the special meeting of shareholders to be held on March 28, 2002, (and at any adjournments of that meeting) as specified below, and in accordance with their best judgment on any other business that may properly come before the meeting. THESE INSTRUCTIONS RELATE TO A SOLICITATION BY THE BOARD OF DIRECTORS.
--------------------------------------------------------------------------------

          To approve the new Subadvisory Agreement with Janus Capital Corporation:
          For      or       Against      or       Abstain
          [ ]               [ ]                   [ ]

Dated: ---------------------
                                                 ----------------------------------------------------------
                                                               Signature of Contract Owner(s)


     If you are the CONTRACT OWNER, please sign above exactly as your name appears on the back of this form. If signing for a trust, corporation or estate, state your title or capacity. If joint owners, each should sign.



     If you are the TRUSTEE or ADMINISTRATOR for a tax-qualified benefit plan, you may, if you so choose, solicit instructions from plan participants with copies of the form below. However, only your Voting Instructions, signed above, should be returned to Ohio National Life. Do not return Participant's Instructions to us.



     Note: Since a majority vote is based on the percent of votes "For" the proposal, a vote to "Abstain" has the same effect as a vote "Against" it. If you do not indicate a vote For, Against or Abstain, it counts neither for nor against the proposal.



     Please return the Voting Instructions in the envelope provided.


                            OHIO NATIONAL FUND, INC.

                           PARTICIPANT'S INSTRUCTIONS

                        TO PLAN TRUSTEE OR ADMINISTRATOR


I request that you vote the Ohio National Fund, Inc. shares attributable to my interest in the variable contract at the special meeting of Fund shareholders to be held on March 28, 2002, as specified below. THESE INSTRUCTIONS RELATE TO A SOLICITATION BY THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------

          To approve the new Subadvisory Agreement with Janus Capital Corporation:
          For      or       Against      or       Abstain
          [ ]               [ ]                   [ ]

Dated: ---------------------
                                                 ----------------------------------------------------------
                                                                  Signature of Participant